UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02151

_____________________

BANCROFT FUND LTD.

_______________________________________________________________________________________________

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

_______________________________________________________________________________________________

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1.      REPORTS TO STOCKHOLDERS.

f
BANCROFT FUND LTD.

2011 Semi-Annual Report
April 30, 2011

2011 Semi-Annual Report
April 30, 2011

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through April 30, 2011 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *
Bancroft market price	7.60%	16.52%	6.68%	4.53%	15.71%
Bancroft net asset value	6.64	15.85	5.10	4.50	12.65
Bank of America Merrill Lynch All Convertibles Index	7.05	15.87	5.87	5.65	12.59
S&P 500® Index	9.05	17.24	2.95	2.83	16.17
Barclays Aggregate Bond Total Return Index	2.59	7.36	6.92	6.03	6.33

Bank of America Merrill Lynch All Convertibles Index and S&P 500® Index performance data in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Bancroft’s 10 year performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%) or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represents past results and does not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE Amex symbol: BCV)
Qtr. Ended	High	Low	Close	High	Low	Close
7/31/10	$18.61	$16.91	$17.72	$16.20	$14.41	$15.36
10/31/10	18.85	17.52	18.85	16.74	15.31	16.43
1/31/11	20.00	18.63	19.84	17.58	16.08	17.41
4/30/11	20.58	19.59	20.58	18.01	16.99	18.01

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total
6/10/10	6/24/10	$0.1500	$—	$0.1500
9/9/10	9/23/10	0.1500	—	0.1500
11/26/10	12/27/10	0.2160	—	0.2160
3/10/11	3/24/11	0.1275	—	0.1275
		$0.6435	$—	$0.6435

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
To Our Shareholders

June 13, 2011

          Bancroft Fund Ltd. celebrated its 40th anniversary this spring. For four decades, the Fund has sought to provide shareholders with a professionally managed, fully diversified portfolio comprised primarily of convertible securities. Through many markets and many business cycles, the Fund has provided returns consistent with its investment objectives through the use of these securities.

          The convertible securities market has seen many structural changes since 1971, but convertible securities themselves have remained essentially the same. The change that has had the greatest effect on the convertible securities market is a regulatory one involving private placements. A substantial portion of new issuers of new convertible securities over the last decade have relied on this regulatory change known as Rule 144A. This rule is an innovation that created a tradeable marketplace for privately-placed issues that conform to it. Only qualified institutional buyers, however, are allowed to participate. Because of changes such as this, we believe individuals find it more difficult to invest in convertible securities outside of a fund than was the case in the past.

          The Fund’s management believes that convertible securities have the potential to provide total returns that are competitive with those of equities while providing higher income and less volatility. The Fund invests in convertible securities that may be difficult for individual investors to obtain, with a focus on providing such returns. As discussed below, we believe that the Fund has been successful in meeting that goal.

          As of May 31, 2011, the cumulative value of the Bank of America Merrill Lynch All Convertible Index (BAML Index) rose to $233 billion from $231.9 billion at year-end 2010. The BAML Index added 56 new issues worth $19.8 billion during the past six months. There are 567 issues in the BAML Index (which represents about 90% of the dollar dominated convertible market). The Index has an average current yield of 3.23% and a premium to conversion value of 53%. The average equity sensitivity of the issues in the BAML Index as measured by parity delta is at a moderate level of 0.66. In the current interest rate environment, the yield, conversion premium, and sensitivity levels seem to be appropriate. Convertible securities, taken in the aggregate, appear to be fairly valued at this time. Specific issues, however, may be judged attractive on their own.

          Performance for the Fund’s second fiscal quarter of 2011 was enhanced by its exposure to the Energy and Semiconductor industries. Performance was held back, however, by the Fund’s exposure to Data Processing, as well as to the Metals and Mining industries. As indicated in the performance chart on the opposite page of this Semi-Annual Report, the Fund’s market return outperformed the BAML Index for the calendar year-to-date, one year and five years ended April 30, 2011, but under-performed for the ten-year period. The Fund’s net asset value (NAV) outperformed the BAML Index for the one- and five-year periods and performed in line with the BAML Index for the year-to-date and ten years ended April 30, 2011 (when the NAV is adjusted for the fiscal 2008 tender offer, the fiscal 2004 rights offering and the fact that the Index does not include expenses). The Fund seeks to provide total returns to shareholders that compare favorably to those provided by equity markets, but with less volatility. We therefore note that the Fund’s NAV and shares outperformed equities, as represented by the S&P 500® Index, for the five and ten years presented, and did so with lower 10-year volatility, as measured by standard deviation.

continued on the following page

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
To Our Shareholders (continued)

          The results of the Fund’s 2011 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its May meeting, the Board of Trustees of the Fund declared a distribution of $0.1275 per share, consisting of undistributed net investment income. The distribution will be payable on June 23, 2011 to shareholders of record on June 9, 2011.

Thomas H. Dinsmore
Chairman of the Board

Ten Year Growth of $1 from 4/30/2001
all dividends reinvested
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Bancroft NAV, includes rights offering
Bancroft Market Return, includes rights offering
S&P 500 Index
BAML All Convertibles Index

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets
EMC Corp.	$3,434,250	3.1%
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Nuance Communications, Inc.	2,567,500	2.3

Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, or entering a destination into a navigation system.

Vale S.A.	2,412,367	2.2
Vale produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

Equinix, Inc.	2,405,000	2.2
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Wells Fargo & Company	2,158,960	2.0
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

SunPower Corp.	1,994,100	1.8
SunPower is a vertically integrated solar products and services company that designs, manufactures and markets high-performance solar electric power technologies.

SBA Communications Corp.	1,832,500	1.7
SBA owns and operates wireless communications infrastructure in the United States. The company offers both site leasing and site development services.

Citigroup, Inc.	1,820,560	1.7

Citigroup is a global diversified financial services holding company. The company’s businesses provide consumers, corporations, governments and institutions with a range of financial products and services.

Old Republic International Corp.	1,775,625	1.6

Old Republic is a holding company engaged in the business of insurance underwriting. The company conducts its operations through a number of regulated insurance company subsidiaries organized into three segments: General (property and liability insurance), Mortgage Guaranty, and Title Insurance Groups.

Total	$20,400,862	18.6%

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Major Industry Exposure

% Total Net Assets
Energy	12.8%
Financial Services	10.6
Telecommunications	9.5
Pharmaceuticals	9.0
Computer Software	6.6
Metals and Mining	6.2
Banking/Savings and Loan	5.9
Semiconductors	5.6
Healthcare	5.2
Computer Hardware	3.9

Total	75.3%

Major Portfolio Changes by underlying common stock
Six months ended April 30, 2011

ADDITIONS	REDUCTIONS

A123 Systems, Inc.	ADC Telecommunications, Inc.

Citigroup, Inc.	Anixter International, Inc.

Fifth Third Bancorp	Cephalon, Inc.

General Motors Co.	Charles River Labs International, Inc.

Gilead Sciences, Inc.	Coinstar, Inc.

Hartford Financial Services Group, Inc.	ConocoPhillips

Kaman Corp.	ExpressJet Holdings, Inc.

MetLife, Inc.	Ford Motor Co.

PPL Corp.	Gilead Sciences, Inc.

SBA Communications Corp.	Greatbatch, Inc.

Stanley Black & Decker, Inc.	Lifepoint Hospitals, Inc.

SunPower Corp.	LSB Industrials, Inc.

TeleCommunications Systems, Inc.	Owens-Brockway Glass Container

UAL Corp.	SunPower Corp.

Ultrapetrol (Bahamas) Ltd.	Teva Pharmaceutical Finance Co. B.V.

WebMD Health Corp.	Titan International, Inc.

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments April 30, 2011 (unaudited)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - 68.9%

Aerospace and Defense - 2.0%
Alliant Techsystems, Inc., 2.75%, Due 9/15/11, (BB)	$1,000,000	$1,011,250
Hawaiian Holdings, Inc., 5.00%, Due 3/15/16, (BB)	500,000	515,000
Kaman Corp., 3.25%, Due 11/15/17, (A) (1)	500,000	638,750
		2,165,000
Automotive - 2.4%
A123 Systems, Inc., 3.75%, Due 4/15/16, (BB)	1,000,000	1,032,500
Titan International, Inc., 5.625%, Due 1/15/17, (B)	500,000	1,604,375
		2,636,875
Computer Hardware - 3.9%
EMC Corp., 1.75%, Due 12/1/13, (A)	1,900,000	3,434,250
NetApp, Inc., 1.75%, Due 6/1/13, (AA)	500,000	841,250
		4,275,500
Computer Software - 6.6%
Digital River, Inc., 2.00%, Due 11/1/30, (A) (1)	1,000,000	993,750
GSI Commerce, Inc., 2.50%, Due 6/1/27, (NR)	500,000	564,375
Microsoft Corp., 0.00%, Due 6/15/13, (AAA) (2)	500,000	523,750
Nuance Communications, Inc., 2.75%, Due 8/15/27, (BB)	2,000,000	2,567,500
RightNow Technologies, Inc., 2.50%, Due 11/15/30, (BBB) (1)	250,000	330,312
Rovi Corp., 2.625%, Due 2/15/40, (A)	1,000,000	1,233,750
THQ Inc., 5.00%, Due 8/15/14, (BB)	500,000	483,125
WebMD Health Corp., 2.50%, Due 1/31/18, (NR) (1)	500,000	533,750
		7,230,312
Construction Material - 0.9%
CEMEX, S.A.B. de C.V., 4.875%, Due 3/15/15, (NR)	1,000,000	1,007,500

Consumer Goods - 0.3%
Regis Corp., 5.00%, Due 7/15/14, (BB)	250,000	319,375

Data Processing - 0.5%
CSG Systems International, Inc., 3.00%, Due 3/1/17, (A)	500,000	548,125

Energy - 6.8%
Goodrich Petroleum Corp., 5.00%, Due 10/1/29, (CCC)	1,000,000	1,023,750
McMoRan Exploration Co., 5.25%, Due 10/6/11, (CCC)	587,000	686,790
Oil States International, Inc., 2.375%, Due 7/1/25, (BB)	500,000	1,309,375
Renesola Ltd., 4.125%, Due 3/15/18, (NR) (1)	500,000	526,900
SunPower Corp., 4.75%, Due 4/15/14, (NR) (1)	500,000	550,350
SunPower Corp., 4.50%, Due 3/15/15, (NR) (1)	1,250,000	1,443,750
Transocean, Inc., 1.50%, Due 12/15/37, (BBB)	500,000	490,625
Trina Solar Ltd., 4.00%, Due 7/15/13, (NR)	750,000	1,350,000
		7,381,540
Financial Services - 6.8%
Annaly Capital Management, Inc., 4.00%, Due 2/15/15, (NR)	1,250,000	1,460,938
Ares Capital Corp., 5.75%, Due 2/1/16, (BBB) (1)	250,000	266,250
Euronet Worldwide, Inc., 3.50%, Due 10/15/25, (B) (3)	1,000,000	1,003,750
Knight Capital Group, Inc., 3.50%, Due 3/15/15, (NR)	750,000	740,625
National Financial Partners Corp., 4.00%, Due 6/15/17, (NR)	750,000	1,066,875
Old Republic International Corp., 8.00%, Due 5/15/12, (BBB)	1,500,000	1,775,625
Tower Group, Inc., 5.00%, Due 9/15/14, (NR) (1)	1,000,000	1,076,250
		7,390,313
Foods - 0.5%
Chiquita Brands International, Inc., 4.25%, Due 8/15/16, (B)	500,000	525,625

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments April 30, 2011 (continued)

	Principal Amount	Value (Note 1)
CONVERTIBLE BONDS AND NOTES - continued

Healthcare - 5.2%
Chemed Corp., 1.875%, Due 5/15/14, (AA)	$890,000	$948,962
China Medical Technologies, Inc., 4.00%, Due 8/15/13, (NR)	1,000,000	890,000
Integra Lifesciences Holdings Co., 2.375%, Due 6/1/12, (A)	1,067,000	1,099,010
Kinetic Concepts, Inc., 3.25%, Due 4/15/15, (BB)	1,250,000	1,640,625
Sonosite, Inc., 3.75%, Due 7/15/14, (A)	1,000,000	1,143,750
		5,722,348
Metals and Mining - 3.4%
Jaguar Mining, Inc., 4.50%, Due 11/1/14, (BB)	525,000	473,156
James River Coal Co., 3.125%, Due 3/15/18, (CCC) (1)	125,000	130,625
Kaiser Aluminum Corp., 4.50%, Due 4/1/15, (A)	1,000,000	1,229,000
Northgate Minerals Corp., 3.50%, Due 10/1/16, (A)	500,000	530,625
RTI International Metals, Inc., 3.00%, Due 12/1/15, (BBB)	600,000	693,750
United States Steel Corp., 4.00%, Due 5/15/14, (BB)	375,000	616,875
		3,674,031
Pharmaceuticals - 9.0%
Amgen, Inc., 0.375%, Due 2/1/13, (A)	1,000,000	1,002,500
Amylin Pharmaceuticals, Inc., 3.00%, Due 6/15/14, (BB)	500,000	457,500
Cephalon, Inc., 2.50%, Due 5/1/14, (NR)	500,000	607,500
Cubist Pharmaceuticals, Inc., 2.25%, Due 6/15/13, (A)	750,000	930,000
Endo Pharmaceuticals Holdings, 1.75%, Due 4/15/15, (BB)	750,000	1,078,125
Gilead Sciences, Inc., 1.00%, Due 5/1/14, (A) (1)	750,000	812,812
Gilead Sciences, Inc., 1.625%, Due 5/1/16, (A) (1)	750,000	839,062
Millipore Corp. (Merck KGA), 3.75%, Due 6/1/26, (BBB) (3,5)	750,000	914,625
Mylan, Inc., 1.25%, Due 3/15/12, (BB)	1,500,000	1,721,250
Onyx Pharmaceuticals, Inc., 4.00%, Due 8/15/16, (BBB)	750,000	920,625
Salix Pharmaceuticals, Inc., 2.75%, Due 5/15/15, (BBB)	500,000	573,750
		9,857,749
Real Estate - 1.8%
Corporate Office Properties LP, 4.25%, Due 4/15/30, (NR)	500,000	508,125
Lexington Realty Trust, 6.00%, Due 1/15/30, (NR)	1,000,000	1,475,000
		1,983,125
Semiconductors - 5.6%
Intel Corp., 2.95%, Due 12/15/35, (A) (3)	1,000,000	1,071,250
Intel Corp., 3.25%, Due 8/1/39, (A)	1,250,000	1,596,875
Mentor Graphics Corp., 4.00%, Due 4/1/31, (AA) (1)	250,000	260,312
Micron Technology, Inc., 1.875%, Due 6/1/14, (B)	1,000,000	1,082,500
Photronics, Inc., 3.25%, Due 4/1/16, (A) (1)	250,000	287,188
SanDisk Corp., 1.50%, Due 8/15/17, (BB)	1,000,000	1,163,750
Xilinx, Inc., 2.625%, Due 6/15/17, (BBB) (1)	500,000	650,625
		6,112,500
Telecommunications - 8.6%
Anixter International, Inc., 1.00%, Due 2/15/13, (B)	750,000	993,750
Comtech Telecommunications Co., 3.00%, Due 5/1/29, (A)	500,000	529,375
Equinix, Inc., 3.00%, Due 10/15/14, (B)	1,500,000	1,698,750
Equinix, Inc., 4.75%, Due 6/15/16, (B)	500,000	706,250
Finisar Corp., 5.00%, Due 10/15/29, (NR)	75,000	210,844
General Cable Corp., 4.50%, Due 11/15/29, (B)	500,000	770,000
Interdigital, Inc., 2.50%, Due 3/15/16, (AA) (1)	625,000	702,344
NII Holdings, Inc., 3.125%, Due 6/15/12, (B)	1,000,000	1,005,000
SBA Communications Corp., 4.00%, Due 10/1/14, (BBB)	500,000	716,250
SBA Communications Corp., 1.875%, Due 5/1/13, (BBB)	1,000,000	1,116,250
TeleCommunication Systems, Inc., 4.50%, Due 11/1/14, (BBB) (1)	1,000,000	962,500
		9,411,313

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments April 30, 2011 (continued)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Transportation - 2.6%
Dryships, Inc., 5.00%, Due 12/1/14, (NR)	$750,000	$731,250
The Greenbrier Companies, Inc., 3.50%, Due 4/1/18, (CCC) (1)	375,000	387,188
UAL Corp., 4.50%, Due 6/30/21, (CCC)	1,000,000	1,007,500
Ultrapetrol (Bahamas) Ltd., 7.25%, Due 1/15/17, (NR) (1)	750,000	761,250
		2,887,188
Travel & Leisure - 2.0%
Home Inns & Motels Management, Inc. 2.00%, Due 12/15/15, (NR) (1)	500,000	544,375
MGM Resorts International, 4.25%, Due 4/15/15, (CCC)	750,000	782,812
Morgans Hotel Group Co., 2.375%, Due 10/15/14, (NR)	1,000,000	891,250
		2,218,437

TOTAL CONVERTIBLE BONDS AND NOTES		75,346,856

CORPORATE BONDS - 0.4%

Financial Services - 0.4%
Lehman Brothers Holdings, Inc., 1.00%, Due 3/23/09, (NR) (4)	1,500,000	247,500
Lehman Brothers Holdings, Inc., 6.00%, Due 10/12/10, (NR) (4)	50,000	206,500
		454,000

TOTAL CORPORATE BONDS		454,000

CONVERTIBLE PREFERRED STOCK - 13.4%
	Shares
Banking/Savings and Loan - 5.9%
Bank of America Corp., 7.25%, (BB)	1,600	1,670,400
Fifth Third Bancorp, 8.50%, (BB)	9,750	1,394,835
New York Community Capital Trust V, 6.00%, (BB)	24,000	1,188,000
Wells Fargo & Co., 7.50%, (A)	2,000	2,158,960
		6,412,195
Energy - 1.9%
ATP Oil & Gas Corp., 8.00%, (NR)	5,000	520,000
Chesapeake Energy Corp., 5.00%, (B)	15,000	1,552,500
Whiting Petroleum Corp., 6.25%, (B)	131	42,427
		2,114,927
Financial Services - 0.7%
Hartford Financial Services Group, Inc., 7.25%, (BB)	30,000	807,000

Foods - 0.7%
Bunge Ltd., 4.875%, (BB)	7,500	805,875

Real Estate - 0.5%
Health Care REIT, Inc., 6.50%, (BB)	10,000	536,600

Retail - 0.7%
Amerivon Holdings LLC, 4.00%, (NR) (1,5,6)	572,925	760,858

Telecommunications - 0.9%
Crown Castle International Corp., 6.25%, (B)	16,000	965,760

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments April 30, 2011 (continued)

	Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK - continued

Tools - 1.1%
Stanley Black & Decker, Inc., 4.75%, (BBB)	10,000	$1,179,500

Utilities - 1.0%
PPL Corp., 9.50%, (NR)	18,500	1,048,580

TOTAL CONVERTIBLE PREFERRED STOCK		14,631,295

MANDATORY CONVERTIBLE SECURITIES - 14.5% (7)

Automotive - 1.4%
General Motors Co., 4.75%, Due 12/1/13, (B)	30,000	1,494,300

Data Processing - 0.4%
Unisys Corp., 6.25%, Due 3/1/14, (B)	5,000	437,900

Energy - 4.1%
Apache Corp., 6.00%, Due 8/1/13, (A)	25,000	1,759,500
Great Plains Energy, Inc., 12.00%, Due 6/15/12, (BBB) (3)	20,000	1,319,000
UBS AG Exchangeable Note (SOLR), 6.75%, Due 9/15/13, (AA)	40,000	1,409,200
		4,487,700
Financial Services - 2.7%
Citigroup, Inc., 7.50%, Due 12/15/12, (A)	14,000	1,820,560
MetLife, Inc., 5.00%, Due 10/8/14, (BBB)	12,500	1,094,250
		2,914,810
Foods - 1.1%
2009 Dole Food ACES Trust, 7.00%, Due 11/1/12, (NR)	90,000	1,171,404

Home Building - 0.3%
Beazer Homes USA, Inc., 7.25%, Due 8/15/13, (CCC)	17,500	373,100

Metals and Mining - 2.8%
AngloGold Ashanti Ltd., 6.00%, Due 9/15/13, (NR)	5,900	332,760
UBS AG Exchangeable Note (SWC), 9.375%, Due 6/15/12, (AA)	12,000	340,680
Vale Capital II (Vale S.A.), 6.75%, Due 6/15/12, (NR)	25,700	2,412,367
		3,085,807
Transportation - 0.8%
2010 Swift Mandatory Common Exchange Security Trust (SWFT), 6.00%, Due 12/31/13, (NR) (1)	60,000	812,400

Utilities - 0.9%
Nextera Energy, Inc., 7.00%, Due 9/1/13, (NR)	20,000	1,033,600

TOTAL MANDATORY CONVERTIBLE SECURITIES (7)		15,811,021

Total Convertible Bonds and Notes - 68.9%		$75,346,856
Total Corporate Bonds - 0.4%		454,000
Total Convertible Preferred Stocks - 13.4%		14,631,295
Total Mandatory Convertible Securities - 14.5%		15,811,021
Total Investments - 97.2%		106,243,172

Other Assets, Net of Liabilites - 2.8%		3,159,626
Total Net Assets - 100.0%		$109,402,798

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Portfolio of Investments April 30, 2011 (continued)

(1)

Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such  securities. The aggregate market value of these unregistered securities at April 30, 2011 was $14,271,601, which represented 13.0% of the Fund’s net assets.

(2)	Non-income producing security.

(3)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(4)	Security in default.

(5)

Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $1,675,483 at April 30, 2011, which represented 1.5% of the Fund’s net assets. See Note 1(c).

(6)

Restricted securities include securities that have not been registered under the Securities Act and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of April 30, 2011, the Fund was invested in the following restricted security:

Amerivon Holdings LLC 4.00% preferred

(7)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Portfolio Ratings:

Where a security is rated by Standard & Poor’s (S&P), such rating appears in parentheses next to such security (but without any applicable + or - that might apply).

Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings to be functionally equivalent to one another, the S&P rating appears in parentheses next to such security (but without any applicable + or - that might apply).

Where a security is rated by S&P and at least one other rating agency and the Fund believes the ratings not to be functionally equivalent to one another, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or -that might apply).

Where a security is not rated by S&P, but is rated by at least one other ratings agency, the Fund puts in parentheses next to such security the S&P rating which it believes approximates the average of all such ratings (but without any applicable + or - that might apply). NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings *
% of Portfolio
AAA	1
AA	4
A	22
BBB	13
BB	19
B	12
CCC & below	4
Not Rated	25
* Excludes common stock and cash.

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Statement of Assets and Liabilities (unaudited)

April 30, 2011
Assets:
Investments at value (cost $95,455,755) (Note 1)	$106,243,172
Cash	2,042,708
Receivable for securities sold	992,500
Dividends and interest receivable	705,266
Other assets	44,033
Total assets	110,027,679
Liabilities:
Payable for securities purchased	552,503
Accrued management fee (Note 2)	58,525
Other liabilities	13,853
Total liabilities	624,881

Net Assets	$109,402,798

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$53,155
Additional paid-in capital	110,256,621
Accumulated net investment income loss	(358,447)
Accumulated net realized loss from investment transactions	(11,335,948)
Unrealized appreciation on investments	10,787,417
Net Assets	$109,402,798

Net asset value per share ($109,402,798 ÷ 5,315,510 outstanding shares)	$20.58

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2011

Investment Income (Note 1):
Interest	$1,228,443
Dividends	821,388
Other	18,150
Total income	2,067,981
Expenses (Note 2):
Management fee	388,053
Custodian	7,358
Transfer agent	19,423
Legal fees	40,141
Audit fees	19,548
Trustees’ fees	53,000
Administrative services fees	26,205
Reports to shareholders	19,493
Other	37,612
Total expenses	610,833
Net Investment Income	1,457,148
Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	1,975,780
Net unrealized appreciation of investments	7,688,080
Net gain on investments	9,663,860
Net Increase in Net Assets Resulting from Operations	$11,121,008

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Statement of Changes in Net Assets

	Six Months Ended April 30, 2011(a)	Year Ended October 31, 2010

Change in net assets from operations:
Net investment income	$1,457,148	$3,117,791
Net realized gain from investment transactions	1,975,780	6,165,064
Net unrealized appreciation of investments	7,688,080	6,556,220
Net increase in net assets resulting from operations	11,121,008	15,839,075

Dividends to shareholders from:
Net investment income	(1,815,595)	(3,716,553)

Capital share transactions (Note 3)	576,073	664,580

Change in net assets	9,881,486	12,787,102

Net assets at beginning of period	99,521,312	86,734,210

Net assets at end of period	$109,402,798	$99,521,312

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended April 30,		Years Ended October 31,
	2011(a)		2010	2009	2008	2007	2006
Operating Performance:
Net asset value, beginning of period	$18.85		$16.57	$13.37	$24.35	$22.55	$21.05
Net investment income	0.27		0.67	0.72	0.78	0.80	0.80

Net realized and unrealized gain (loss)	1.80		2.32	3.14	(9.12)	2.37	1.48
Total from investment operations	2.07		2.99	3.86	(8.34)	3.17	2.28

Less Distributions:
Dividends from net investment income	(0.34)		(0.71)	(0.66	(0.80)	(0.90)	(0.78)
Distributions from realized gains	—		—	—	(2.01)	(0.47)	—
Total distributions	(0.34)		(0.71)	(0.66	(2.81)	(1.37)	(0.78)

Capital Share Tranactions:
Anti-dilutive effect of tender offer	—		—	—	0.17	—	—
Net asset value, end of period	$20.58		$18.85	$16.57	$13.37	$24.35	$22.55
Market value, end of period	$18.01		$16.43	$14.23	$11.30	$21.35	$19.30

Total Market Value Return (%)(b)	11.9		20.9	33.1	(38.7)	18.3	13.3
Total Net Asset Value Return (%)(b)	11.4		19.1	31.0	(37.5)	14.5	11.1

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$109,403		$99,563	$86,734	$69,404	$139,580	$126,847
Ratio of expenses to average net assets (%)	1.2	(c)	1.2	1.3	1.2	1.1	1.1
Ratio of net investment income to average net assets (%)	2.7	(c)	3.3	5.1	3.7	3.5	3.7
Portfolio turnover rate (%)	31		65	79	55	80	58

__________________

(a)

Unaudited.

(b)

Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(c)

Annualized.

See accompanying notes to financial statements

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of the Fund as of April 30, 2011:

	Level 1	Level 2	Level 3
Investments in Securities:

Convertible Bonds and Notes	$—	$74,432,231	$914,625
Corporate Bonds and Notes	—	454,000	—
Convertible Preferred Stocks	—	13,870,437	760,858
Mandatory Convertible Securities	—	15,811,021	—
Total Investments	$—	$104,567,689	$1,675,483

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total
Beginning balance	$935,400	$—	$756,793	$1,692,193

Change in unrealized appreciation (depreciation)	(20,775)	—	—	(20,775)

Net transfers in/out of level 3	—	—	4,065	4,065

Ending balance	$914,625	$—	$760,858	$1,675,483

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is  “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 2 cents per share for the six months ended April 30, 2011. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At April 30, 2011, there were unrealized losses of approximately 4 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”). The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$3,716,553	$3,446,808
Net realized gain on investments	—	—
	$3,716,553	$3,446,808

At April 30, 2011, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$14,770,753
Unrealized depreciation	(4,183,296)
Net unrealized appreciation	10,587,457

Cost for federal income tax purposes	$95,658,443

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to differing methods of recognizing interest and ordinary income on bonds and notes for tax purposes.

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $15,811,021 at April 30, 2011, representing 14.5% of net assets.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At April 30, 2011, there were 5,315,510 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2011, 34,977 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $576,073.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $30,832,567 and $23,866,470, respectively, for the six months ended April 30, 2011.

NOTE 4 - SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through June 29, 2011, the date the financial statements have been issued, and has determined that no events have occurred that require disclosure.

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract

The independent trustees of the Fund renewed the advisory contract with Dinsmore Capital Management Co. in November 2010. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement, Dinsmore Capital is responsible for, among other things, (a) supervising all aspects of the operations of the Fund; (b) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determining which issuers and securities will be represented in the Fund’s investment portfolio and regularly reporting thereon to the Board; (d) placing orders for the purchase and sale of securities for the Fund; (e) taking all appropriate actions regarding mergers, consolidations, elections, conversions, exchanges, etc. in connection with portfolio securities; and (f) taking, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above. Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and visits to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2011. The independent trustees also commented favorably on the addition of James Dinsmore to the portfolio management team.

The performance of the Fund relative to comparable funds - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2010 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Mr. Dinsmore pointed out that some funds against which the Fund compared itself were of such a large size that they were required to make some investments in non-convertible securities (because of the limited size of the convertible securities market), which meant, in turn, that the comparison to the Fund was not perfect. Both the Board and the independent trustees

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract (continued)

noted that the Fund’s performance for the five- and ten-year periods was almost identical to that of the average of the peer group of open-end funds, but was significantly above the average performance of such open-end funds for the one-year period and worse than such average performance for the three-year period. In evaluating the Fund’s performance against funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund’s competitors engage in leverage, which has increased their returns, but have done so with increased risk of loss. Because of this increased risk of loss, the Fund has traditionally not engaged in leverage and, in fact, has a lower standard deviation (one measure of performance volatility) than the average peer fund. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended August 31, 2010 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”), the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”), and the S&P 500® Index. Both the Board and the independent trustees noted that, although the Fund’s performance was slightly below that of the VXA0 for all periods under review, when adjusted for fees (because the VXA0 incurs no fees), the Fund’s performance results were better than those of the VXA0 for the one-year and ten-year periods and almost as good as the VXA0 for the three-year and five-year periods. However, the Fund’s performance was above that of the VXA1 and the S&P 500® Index for all periods, even before adjusting for expenses. Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to renew the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund’s portfolio management team and that performance of the Fund was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement. Moreover, the Board noted with approval the increased portfolio management responsibilities being shared with newer members of Dinsmore Capital.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board and the independent trustees noted that the Fund and Ellsworth Fund Ltd. (the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for both Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund’s peer group, both the Board and the independent trustees determined that the Fund’s advisory fee rate was below the median of the funds in its peer group, and in the second lowest quartile of expense ratios. Accordingly, the Board concluded that the current advisory fee rate and other Fund fees and costs were fair and reasonable.

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract (continued)

Expense limitations and fee waivers - Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund was fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that the Fund was over the breakpoint. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement, therefore, reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements, including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that currently Dinsmore Capital’s sole source of revenue is fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent three fiscal years, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital would be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees reiterated their prior advice that Dinsmore Capital increase its efforts to grow its assets under management. Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Benefits of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Board Approval of Advisory Contract (continued)

fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board concluded to renew the Advisory Agreement for an additional year.

BANCROFT FUND LTD. 2011 SEMI-ANNUAL REPORT TO SHAREHOLDERS
Miscellaneous Notes

Results of the 2011 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 18, 2011. The results of the shareholder vote were:

1.

All persons nominated were elected.

Terms expiring in 2014	Shares voted for	Shares withheld
Thomas H. Dinsmore	4,081,941	153,167
Daniel D. Harding	4,106,895	128,213

2.

The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants was ratified, as 4,170,754 shares voted for, 9,457 shares voted against and 54,897 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about its shareholders. We receive personal information, such as the name, address and account balances of our shareholders, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the annual and semi-annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. The Fund does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177 or at our website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
Kinchen C. Bizzell, C.F.A.	www.bancroftfund.com
Elizabeth C. Bogan, Ph.D.	email: info@bancroftfund.com
Thomas H. Dinsmore, C.F.A.
Daniel D. Harding, C.F.A.	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company, LLC
Nicolas W. Platt	59 Maiden Lane
New York, NY 10038
Officers	(800) 937-5449
Thomas H. Dinsmore, C.F.A.	www.amstock.com
Chairman of the Board and Chief Executive Officer
Investment Adviser
Jane D. O’Keeffe	Dinsmore Capital Management Co.
President	65 Madison Avenue, Suite 550
Morristown, NJ 07960
Gary I. Levine	(973) 631-1177
Executive Vice President, Chief Financial Officer and Secretary
Custodian
James A. Dinsmore, C.F.A.	Brown Brothers Harriman & Co
Vice President
Beneficial Share Listing
H. Tucker Lake, JR.	NYSE Amex Symbol: BCV
Vice President
Legal Counsel
Germaine M. Ortiz	Ballard Spahr LLP
Vice President
Independent Registered Public Accounting Firm
Mercedes A. Pierre	Tait, Weller & Baker LLP
Vice President and Chief Compliance Officer

Judith M. Dougherty
Assistant Vice President and Assistant Secretary

Joann Venezia
Assistant Vice President

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2.

CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.

INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) or Item 10 of this Form N-CSR.

 ITEM 11.

CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 31, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Fund’s disclosure controls and procedures, as defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules

13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of May 31, 2011, the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   July 8, 2011

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   July 8, 2011